Investor Presentation September 2011 Exhibit 99.1

Forward-Looking Statements

This presentation should be considered forward-looking and is subject to various risk factors and uncertainties.
For more information on those risk factors, please refer to Gentiva's various filings with the Securities and
Exchange Commission (SEC), including the Company’s annual report on Form 10-K. This presentation is also produced in compliance with the SEC's Regulation FD, which provides guidelines on all disclosures by publicly traded companies.
The viewer or listener should not place undue reliance on forward-looking statements, which speak only as of the date indicated in this presentation. The Company is not obligated to publicly release any revisions to forward-looking statements to reflect unforeseen or other events after such date.

Agenda Company Overview Legislative & Reimbursement Environment Current Business Priorities Financial Update 3

Company Overview
Leading U.S. provider of home healthcare
and hospice services
Revenue Mix*
* Revenue mix calculated based on Q211 results.
Average patient age
Average daily census
Locations:
Home Health
Hospice
States
FT employees
79
85K
478
312
166
42
15K
43% 57%

Growth in U.S. Population of 65+
10,000 U.S. citizens become eligible for Medicare each day.
This trend is expected to continue for the next 20 years.

Sources: 2010 - U.S. Census Bureau.  2030 estimate - Administration on Aging, Dept. of Health & Human Services.

Benefits of Home Healthcare
Medicare Part A & Part B Average Payment Per Day
(2)
(1) Source: U.S. Census Bureau projections.
(2) Source: CMS HCIS data files for 2006. Hospital data includes inpatient PPS and non-PPS. Home Health day calculated based on 60-day episode.
Lower cost per day vs. hospitals and SNFs
$1,479
$135
$303
$50
Hospice Home Health

• Partnership for Quality Home
Health active in Washington
• Meetings with CMS to discuss
changes to new Face-to-Face
requirements
• Drafting new legislation targeting
industry fraud as substitute for
other approaches
Legislative Update

Proposed rule issued July 2011
• 3.35% decrease including
market basket/wage index
updates and case-mix
reduction
• Removes two hypertension
codes and lowers payments
for high- therapy episodes
Effective January 1, 2012
Home Health
2012 Medicare Reimbursement Update
Final rule issued July 2011
• 2.5% net increase
approved for 2012
Effective October 1, 2011
Potential 2012 Impact
Combined 2012 EBITDA impact estimated to be $40-45M,
excluding any revisions to current proposed rule
Hospice

Current Business Priorities Actions to mitigate potential 2012 Medicare rate cut Grow volumes Reduce non-essential costs Divest non-core assets Seek legislative change 9

Financial Update 10

Asset Sale Update
• Announced sale of CareCentrix Holdings Inc.
on August 26, 2011
• Sold remaining equity stake
• Continue to hold $25M note receivable with
10% interest
Net cash flow of $65-70M expected
Net cash flow of $65-70M expected

Cost Reduction Update
• Business reviews underway focused on the following:
– Limiting discretionary spending
– Right-sizing business to reflect near-term growth trends
– Achieving operating efficiencies at branch and support levels
• Will provide a more detailed update in Q4 when
assessment is complete

Debt & Leverage Update
(in millions, except leverage ratio)
As of:
June 30, 2011 December 31, 2010
Debt
Total Debt $1,028.1 $1,051.6
Cash & Equivalents $98.1 $104.8
Net Debt $930.0 $946.8
Leverage Ratio
Reported 3.93x
Maximum Allowed 4.75x

• In compliance today
– Q211 leverage ratio of 3.93x
vs. 4.75x requirement
• Expect to be in compliance through
year-end
– Asset sales, cost reductions,
and strong cash position offset
potential Q411 impact of home
health rate cut
Q2 Q4
4.75x 4.5x
Debt  Update
Covenant Waiver Considerations
• Considerations
– Final Medicare home health
rules
– Mitigating actions taken by GTIV
– Growth environment
• Working closely with banks should
need arise for waiver
2012
2011
Q1
4.5x
Q4
3.75x

15 Investment Summary Significant long-term growth opportunities Strong financial track record Diversified revenue mix Positioned to play consolidator role Experienced management team